Exhibit 99.3

Universal Hospital Services (UHOS) Credit Suisse Global Leveraged Finance Conference March 30, 2006

Forward Looking Statements oSafe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our annual report on Form 10K for the year ended December 31, 2004, and quarterly report on Form 10Q for the quarter ended September 30, 2005, filed with the Securities and Exchange Commission. oThis presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

UHS -Who We Are oLeading provider of Movable Medical Equipment (MME) lifecycle services oRelationships with over 3,200 hospitals, 3,100 acute and alternate site providers and over 200 manufacturers oLargest most modern equipment fleet in the industry: > 160,000 units owned oOutstanding reputation for service and quality: > 95% customer retention rate

"Equipment Rental Company" Medical Equipment Rental Market Size: $200-$250 million Competition: Mediq & local Mom & Pops UHS - Then (1939-2000): 4

5 Professional Services Recovery & Brokerage Medical Outsourcing Biomedical Services Amplifier of other Quadrants Market size of $5 Billion Advent of AMPP addresses $5 Billion market Market size of $20 Billion Note: UHS - Today: "Medical Equipment Lifecycle Services" Company Equipment Our reimbursement comes directly from these customers, not from Medicare, Medicaid, etc.

Why Resident Based Programs? AMPP / CHAMP / TEAM(R) oGrowing, stable business oImproves "Quality of Earnings" oLonger-term, on-site relationships o"Residency" places UHS in the flow of a hospital's additive needs oOver 130 Resident programs at 12/31/05 oHigher revenue per customer than supplemental / transactional business

2005 Financial Review

Market Headwinds in 2005 Rita Wilma Insolvency of a Large Customer Equipment Recalls Hospital Census -6.0% -3.0% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 4Q-03 1Q-04 2Q-04 3Q-04 4Q-04 1Q-05 2Q-05 3Q-05 4Q-05 Year-over-Year % Change Katrina Gasoline Costs Outsourcing Revenues Hospital Admissions (Source: Credit Suisse report dated 3/16/06; and 4Q-05 UHS internal estimate)

Positive Influences in 2005 Lifecycle Traction Resident Program Traction AMPP / CHAMP / TEAM 21 net new programs in 2005 and substantially improved dialogues Operating Efficiencies & Cost Controls Capex EfficiencyBank Refinancing 0 10 20 30 40 50 60 70 80 1999 2000 2001 2002 2003 2004 2005 Adjusted EBITDA ($ millions) + 10%

UHS Adapted to the Market Headwinds and Continues to Grow Refer to appendix for reconciliation of Cash Flow from Operations to Adjusted EBITDA 10

Capital Lease Accounting Impact in 2005 ($ millions) Total Debt 10.125% Notes $ 260.0 Bank Revolver 38.1 Subtotal 298.1 Capital Lease Adder 2.4 Total Debt $ 300.5 Adjusted EBITDA Before Capital Lease Adder $ 75.2 Capital Lease Adder 1.2 Total $ 76.4 Total Debt / Adjusted EBITDA Remains approximately 4.0x During Q4-2005, we capitalized the leases associated with our Truck and Box Van fleet Primary impact on EBITDA is that Vehicle Lease Expense is re-characterized into Depreciation and Interest 11Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations

Medical Equipment Outsourcing



Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
4
Redeploy & Remarket
3
Maintain & Repair

Rental of UHS-owned equipment
Supplemental (short-term)
Long Term
Bariatrics: suite of specialty equipment for treatment of obesity

AMPP Resident Programs (Asset Management Partnership Program)

On-site management to drive better equipment utilization (UHS people, technology & processes)

$ millions

	Full Year		
	2004	2005	% Chg
Revenues	$156.5	$167.7	7%
MME Depreciation	$36.0	$38.0	6%
Gross Margin	$73.3	$77.2	5%
Gross Margin %	47%	46%	

Trend Analysis

- Minimal flu / weak census in Q4, yet higher observed acuity levels in patients versus prior years
- Full year margins were modestly hampered (~ $1.0) by the hurricanes, higher gasoline costs, equipment recalls across the industry and one-time employee costs related to accounting for workers compensation claims
- We added 11 new AMPP relationships in 2005, bringing our total number of programs to 47 at year-end

Refer to Appendix for reconciliation of MME Depreciation to Total Depreciation

12

Technical & Professional Services



Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
4
Redeploy & Remarket
3
Maintain & Repair

Technical Services:

Maintain & Repair Customer-owned Equipment:

Non-resident, response-based / scheduled Biomedical Services

Resident-Based Programs:

- CHAMP®: small hospitals in rural areas
- TEAM: larger hospitals in urban areas

Manufacturer Services

Professional Services:

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

$ millions

	Full Year		
	2004	2005	% Chg
Revenues	$25.5	$29.7	16%
Gross Margin	$8.2	$7.8	-5%
Gross Margin %	32%	26%	

Trend Analysis:

- 4th Qtr results continued the full year trend of strong Supplemental activity, which was offset by weak CHAMP / TEAM results due to the loss of a large customer to insolvency (fully reserved)
- We added 10 new CHAMP and TEAM relationships in 2005, bringing our total number of programs to 84 at year-end
- Timing issues around the Baxter recall opportunities also suppressed 2005 Manufacturer Services results – expect this to materialize in 2nd half of 2006

13

Medical Equipment Sales and Remarketing Asset recovery and equipment brokerage New equipment sales Logistics Management Disposable Sales $ millions Full Year 2004 2005 % Chg Revenues $17.6 $18.6 5% Gross Margin $4.3 $3.9 -11% Gross Margin % 24% 21% Trend Analysis: oTransactional activity slowed in 2005 as hospitals took time to assess the Baxter recall issue oResults in this segment were hampered in Q1 due to the movement of "for-sale inventory" to the Outsourcing rental segment to meet customer demand during the flu season oThis segment's results will be choppy due to its transactional nature

Selected Income Statement Data ($ millions) Full Year 2004 2005 % Chg Consolidated Revenues $ 199.6 $ 215.9 8% Gross Margin 85.8 88.9 4% % of Revenues 43% 41% SG&A $ 57.7 $ 58.5 1% % of Revenues 29% 27% Interest Expense 30.5 31.1 EBITDA pre Cap.Lease Adj. Mgmt & Board Fees SOX Costs Subtotal Capital Lease Adjustment Adjusted EBITDA 68.5 73.8 0.7 0.8 0.2 0.669.4 75.2 8% -1.2 69.4 76.4 10% % of Revenues 35% 35% Apples-to-Apples with Previous Guidance of Low- to-Mid $70's 15Refer to Appendix for reconciliation of Adusted EBITDA to Cash Flow from Operations

Continued Capex Efficiency ($ millions) 0 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 Sales & Services Net Accrual Capex Outsourcing Remarketing Acquisitions Revenues 41% 30% 29% 25% 23% 22% 19% Net Accrual Capex % of Revenues Refer to Appendix for reconciliation of Net Accrual Capex

(Liquidity Overview - 2005 $ millions) Borrowing Base at 12/31/05 $111 (net of L/Cs outstanding) $ Available Balance $ 37 Revolver Balance $38 Other ($4) Ops $ 44 (a) ($42) 2 (1) (41) Guidance was low to mid-40s Liquidity $73 12/31/04 Revolver 12/31/05 Net Cash Flow from Investing Cash Flows Net Accrual Capex Capex in Payables Acquisitions (a) "Other" comprises Financing Cash Flows including $2.2 reduction in checks outstanding, $0.9 fees for the bank amendment and $1.1 in capital lease payments

2006 Estimated Guidance ($ millions)

	2005	2006 E	Key Drivers & Timing
EBITDA pre Cap. Lease Adj.	$ 73.8		
+ Mgmt & Board Fees	0.8	0.9	Hospital census, Resident program signings, sales force repositioning, competitive setting.
+ Sarbanes Oxley (SOX)	0.6	0.1	
+ Stock-based Comp (FAS 123R)	0.0	1.7	
	$ 75.2		
+ Capital Lease Adjustment	1.2	1.1	
= Adjusted EBITDA	$76.4 *Last Guidance was Low-to-Mid $70s*	Upper $70's +	
Net Accrual Capex (+ Acquisition in 2005)	$ 42.6 *Last Guidance was Low-to-Mid $40s*	Mid $40's (upper $40's if we sign more AMPPs or large National Accounts)	Baxter delay from 2005 shows up in 2006; Bariatrics growth; new technology; take-away business. AMPP signings and large National Account contracts are the "wild cards"
Total Debt / Adjusted EBITDA	4.0x *Last Guidance was Low-to-Mid 4x's*	~ 4.0x + / -	Intra-year variability due to timing of semiannual bond interest payments (~$13 in May and ~ $13 in November). Excludes impact of any acquisitions in 2006

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

18

2006 Outlook

2006 Key Drivers Continued Transition to "Lifecycle" Company oGrowth of resident programs oGrowth of less capital intensive business oManufacturer partnerships oGPO signings Changing Healthcare Marketplace oHospital census / capital spending oHealthcare legislation oBaxter Recall Overall, we remain optimistic for 2006

Credit Suisse Global Leveraged Finance Conference March 30, 2006

Appendix

2004 -2005 EBITDA Reconciliation ($ millions) EBITDA (before management/board fees, financing and reorganization costs, and costs related to Sarbanes Oxley compliance) and EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company's financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company's debt covenant calculations, and EBITDA before management and board fees is included because the company's financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and EBITDA before management/board fees, and costs related to Sarbanes Oxley compliance is included below. 4th Quarter Full Year 2004 2005 2004 2005 Net cash provided by operating activities 0.8 $ 9.4 $ (a) 38.0 $ 44.0 $ (a) Changes in operating assets and liabilities 9.5 4.0 2.2 2.0 Other non-cash expenses (2.7) (1.1) (3.4) (2.9) Income tax expense 1.0 0.2 1.2 0.8 Interest expense 8.0 8.0 30.5 31.1 EBITDA 16.6 20.5 68.5 75.0 Management and board fees 0.2 0.2 0.7 0.8 SOX 0.2 0.0 0.2 0.6 Adjusted EBITDA $ 17.0 $ 20.7 $ 69.4 $ 76.4 (a) 2005 Includes $1.2 million full year impact related to lease capitalization of our truck and box van fleet

($ millions)EBITDA Reconciliation 1999 - 2005 EBITDA 1999 2000 2001 2002 2003 2004 2005 Net cash provided by operating activities 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ (a) Changes in operating assets and liabilities 4.2 (3.5) 0.4 4.1 7.9 2.2 2.0 Other non-cash expenses (2.1) (2.3) (3.7) (11.7) (7.9) (3.4) (2.9) Income tax expense 0.6 0.1 0.1 0.1 0.3 1.2 0.8 Interest expense 18.0 20.7 19.6 18.1 20.2 30.5 31.1 EBITDA $ 35.9 $ 43.2 $ 48.1 $ 50.8 $ 36.5 $ 68.5 $ 75.0 Financing and Reorg charges $ 1.3 $ -$ 2.8 $ 10.1 $ 27.7 $ -$ Management and board fees $ 0.0 $ 0.3 $ 0.4 $ 0.3 $ 0.3 $ 0.7 $ 0.8 SOX Expense $0.0$-$-$-$-$0.2$0.6 Adjusted EBITDA $ 37.2 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.4 $ 76.4 Financing and Reorganization Charges Recapitalization, stock compensation, $ -$ -$ 1.6 $ 10.1 $ 14.4 $ -$ - and severance expenses Terminated IPO expenses $ -$ -$ 1.2 $ -$ -$ -$ - Loss on early retirement of debt $1.3 $ $ $ $ 13.3 $ $ Subtotal $ 1.3 $ -$ 2.8 $ 10.1 $ 27.7 $ -$ - Total Revenues $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 (a) 2005 Includes $1.2 million full year impact related to lease capitalization of our truck and box van fleet

($ millions)Depreciation and Amortization Reconciliation 2004 2005 4th Quarter 2004 2005 Full Year Movable Medical Equipment Depreciation $ 9.1 9.9 $ $ 36.0 38.0 $ Other Gross Margin Depreciation 0.2 1.1 (a) 0.7 2.1 (a) Total Gross Margin Depreciation 9.3 11.0 36.7 40.1 Selling, General, and Admin Depreciation 0.8 0.8 (b) 2.5 2.7 (b) Amortization 0.8 0.5 1.1 1.8 Total Depreciation and Amortization 10.9 12.3 40.3 44.6 Debt Placement Cost Amortization* 0.5 0.4 1.7 1.7 *Expensed to Interest (a) 2005 includes $0.8 million full year impact related to lease capitalization of our truck and box van fleet (b) 2005 includes $0.2 million full year impact related to lease capitalization of our truck and box van fleet

Accrual Capex Reconciliation ($ millions) 1999 2000 2001 2002 2003 2004 2005 Cash used in Investing Activities 49.4 31.5 41.5 39.0 36.8 65.2 40.6 Less: Acquisitions (6.3) -(7.8) -(1.9) (15.1) (1.1) Less: Other (0.1) 0.1 (0.3) (0.2) (0.2) -- Less: MME in A/P prior year (8.4) (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) Add: MME in A/P current year 3.0 3.0 5.9 6.0 10.5 3.8 5.8 Accrual Capex 37.6 31.6 36.4 38.8 39.2 43.4 41.5 Acquisitions 6.3 -7.8 -1.9 15.1 1.1